CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

--------------------------------------------------------------------------------------



(In thousands)

                                                       September 30,      December 31,
                                                           1998              1997
                                                       -------------      ------------
                                                        (Unaudited)
Assets
Rental Property                                         $2,856,816        $2,397,023
   Less - accumulated depreciation                        (239,500)         (184,266)
                                                        -----------       ----------
      Net rental property                                2,617,316         2,212,757

Land held for future development                           113,403            81,647
Construction-in-progress                                   398,454           210,829
Cash and cash equivalents - unrestricted                    41,557            23,845
Cash and cash equivalents - restricted                      94,063            18,049
Accrued straight-line rents                                 36,937            33,212
Other assets - net                                         431,895           163,721
                                                        -----------       ----------
                                                        $3,733,625        $2,744,060
                                                        ===========       ==========

Liabilities and Stockholders' Equity
Liabilities:
   Revolving lines of credit                               547,500           159,500
   Senior unsecured notes                                  475,000           275,000
   Mortgages payable                                       579,883           594,446
   Accounts payable and accrued expenses                   156,397            87,462
                                                        -----------       ----------
                                                         1,758,780         1,116,408
                                                        -----------       ----------

Minority interest                                           93,507            74,955

Stockholders' equity:
   Preferred stock                                              95                96
   Common stock                                                717               600
   Additional paid in capital                            1,965,434         1,629,214
   Foreign currency translation adjustment                   1,472                --
   Cumulative dividends paid in excess of net income       (86,380)          (77,213)
                                                        -----------       ----------
                                                         1,881,338         1,552,697
                                                        ----------        ----------
                                                        $3,733,625        $2,744,060
                                                        ===========       ==========


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

-----------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands, except per common share amounts)

                                                                    Three Months Ended         Nine Months Ended
                                                                      September 30,              September 30,
                                                                  --------------------       ---------------------
                                                                    1998         1997           1998         1997
                                                                    ----         ----           ----         ----
  Revenues:
     Rental income (1)                                            $13,657       87,855        320,950      231,832
     Other real estate operating revenue:
        Real estate service income                                  4,471        3,575         10,985       11,512
        Executive suites revenue                                   46,860        5,000         97,169        5,000
     Gain on sale of assets                                         6,844           --         33,030          353
     Interest and other income                                      2,676          824          7,451        1,980
                                                                  -------      -------       --------     --------
           Total operating revenue                                174,508       97,254        469,585      250,677
                                                                  -------      -------       --------     --------

  Operating expenses:
     Property operating expenses:
        Operating expenses                                         30,033       23,653         78,223       60,664
        Real estate taxes                                           9,897        7,876         28,858       21,256
     Interest expense                                              19,560       14,275         54,137       37,266
     Executive suites operating expenses                           38,563        4,124         82,004        4,124
     General and administrative                                     8,379        5,445         22,841       15,777
     Depreciation and amortization                                 28,523       20,378         78,402       54,561
                                                                  -------      -------       --------     --------
           Total operating expenses                                34,955       75,751        344,465      193,648
                                                                  -------      -------       --------     --------

           Net operating income before income taxes,
              minority interest and extraordinary item             39,553       21,503        125,120       57,029
  Income taxes                                                       (574)          --           (574)          --
                                                                  -------      -------       --------     --------
           Net operating income before minority interest
              and extraordinary item                               38,979       21,503        124,546       57,029
  Minority interest                                                (2,598)      (2,022)       (13,549)      (5,758)
                                                                  -------      -------       --------     --------
           Income before extraordinary item                        36,381       19,481        110,997       51,271
  Extraordinary item - loss on early extinguishment
     of debt                                                         --           (608)            --         (608)
                                                                  -------      -------       --------     --------
           Net income                                             $36,381       18,873        110,997       50,663
                                                                  =======      =======       ========     ========

           Basic net income per common share:
                    Income before extraordinary item              $  0.38         0.29           1.25        0.88
                    Extraordinary item - loss on
                      early extinguishment of debt                   --          (0.01)            --       (0.01)
                                                                  -------      -------       --------     --------
           Basic net income per common share                      $  0.38         0.28           1.25        0.87
                                                                  =======      =======       ========     ========

           Diluted net income per share:
                    Income before extraordinary item              $  0.37         0.29            1.25        0.87
                    Extraordinary item - loss on
                      early extinguishment of debt                     --        (0.01)             --       (0.01)
                                                                  -------      -------     -----------    --------
           Diluted net income per share                           $  0.37         0.28            1.25        0.86
                                                                  =======      =======     ===========    ========

NOTES:

(1) Rental income includes $3,508 and $3,390 of straight-line rents for the three month periods ended September 30, 1998 and 1997, respectively, and $10,754 and $7,177 of straight-line rents for the nine month periods ended September 30, 1998 and 1997, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

-----------------------------------------------------------------------------------------------------------------------

(In thousands)

                                            Three Months Ended                      Nine Months Ended
                                              September 30,          % Change        September 30,           % Change
                                         -------------------------   ----------  -------------------------  -----------
                                            1998          1997                       1998          1997
                                            ----          ----                       ----          ----

  Real Estate Operating Revenue            $ 79,905       76,728         4.1%      $188,013       181,108       3.8%

  Real Estate Operating Expenses            (28,503)     (27,884)        2.2%       (65,472)      (64,180)      2.0%
                                           --------     --------                  ---------      --------

      Total Real Estate
         Operating Income                  $ 51,402       48,844         5.2%      $122,541       116,928       4.8%
                                           ========     ========                   ========      ========


  YTD Average Occupancy                        96.5%        95.2%                      96.0%         96.5%
                                           ========     ========                   ========      ========

  Same Store Square Footage                  15,486                                  11,704
                                           ========                                ========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA

----------------------------------------------------------------------------------------------

(In thousands)
                                                     Three Months Ended    Nine Months Ended
                                                        September 30,        September 30,
                                                    -------------------   --------------------
                                                      1998        1997      1998       1997
                                                      ----        ----      ----       ----
Revenues:
     Rental Income ......................           $113,657     87,855    320,950    231,832
     Other real estate operating revenue:
       Real estate service income .......              4,471      3,575     10,985     11,512
       Executive suites revenue .........             46,860      5,000     97,169      5,000
     Other income (1) ...................              2,676        824      7,451      1,980
                                                    --------   --------   --------   --------
           Total revenue ................            167,664     97,254    436,555    250,324
                                                    --------   --------   --------   --------

Operating expenses:
     Property operating expenses
       Operating expenses ...............             30,033     23,653     78,223     60,664
       Real estate taxes ................              9,897      7,876     28,858     21,256
     Executive suites operating expenses              38,563      4,124     82,004      4,124
     General and administrative .........              8,379      5,445     22,841     15,777
                                                    --------   --------   --------   --------
           Total operating expenses .....             86,872     41,098    211,926    101,821
                                                    --------   --------   --------   --------
 EBITDA .................................           $ 80,792     56,156    224,629    148,503
                                                    ========   ========   ========   ========

 Notes:
   (1) Excludes gains on sale of assets.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

---------------------------------------------------------------------------------------------






  Financial Position Ratios:                            September 30,       December 31,
                                                            1998                1997
                                                      ------------------  ------------------


  Total Debt / Total Capitalization (Book Value)            45.2%               38.7%
  Total Debt / Total Capitalization (Market)                42.4%               29.0%





  Operating Ratios:                                     Three Months Ended               Nine Months Ended
                                                          September 30,                    September 30,
                                                   -----------------------------   ------------------------------

                                                      1998            1997             1998            1997
                                                      ----            ----             ----            ----
  Secured EBITDA / Total EBITDA                       34.4%            40.7%           36.4%           43.4%

  Interest Coverage (1)
      With capitalized interest                       4.13X            3.93X           4.15X           3.98X
      Without capitalized interest                    2.85X            3.17X           2.97X           3.29X

  Fixed charge coverage
      With capitalized interest                       2.56X            3.60X           2.50X           3.67X
      Without capitalized interest                    2.00X            2.95X           2.02X           3.07X



  Diluted FFO Payout Ratio (2)                        68.2%            74.2%           70.9%           76.3%

  G & A as a % of Revenue (3)                          6.9%             5.9%            6.7%            6.4%




 NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)      Dividends paid per common share divided by diluted FFO per share.
(3)      Excludes Executive Suites and gains on sales of assets.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at September 30, 1998 and December 31, 1997, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three and nine month periods ended September 30, 1998 and 1997. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(in thousands)

                                                           CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible        Dividend Paying        Non-Dividend
                                     Corporation Common     Preferred Shares           Units             Paying Units
                                     Shares Outstanding      Outstanding (a)       Outstanding (b)       Outstanding (b)
                                     --------------------  --------------------   ------------------   --------------------
Outstanding as of:
    September 30, 1998                     71,732                   680                  6,005                  540
    December 31, 1997                      59,994                   780                  5,699                  540
                                           ======                 =====                  =====                  ===

Weighted average for the three
    months ended September 30:
    1998                                   71,665                   741                  6,012                  540
    1997                                   57,834                 1,041                  5,460                  540
                                           ======                 =====                  =====                  ===

Weighted average for the nine
    months ended September 30:
    1998                                   67,504                   767                  5,988                  540
    1997                                   53,689                 1,505                  5,279                  540
                                           ======                 =====                  =====                  ===



Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                               September 30, 1998

--------------------------------------------------------------------------------------------------
($ In thousands)
SECURED INDEBTEDNESS:
 Property                                       Interest Rate   Principal Balance    Maturity Date
 --------                                       -------------   -----------------    -------------
 2600 W. Olive                                       7.52%            $  19,216         12/1/98
 1775 Pennsylvania Avenue                            7.50                 6,159          2/1/99
 South Coast Executive Center                        9.01                10,153         5/31/99
 Quorum Place                                        6.99                 7,611        11/15/00
 Warner Center                                       7.40                26,000         12/1/00
 Presidential Circle                                 7.14                23,086          3/1/01
 Bannockburn I & II                                  9.52                19,776         8/31/01
 Quorum North                                        8.27                 6,589        12/10/01
 Valley Business Park         }
 Valley Office Centre         }
 Valley Centre II             }                      8.25                42,625        12/10/01
 Rincon Centre                }
 Bayshore Centre              }
 Sunnyvale Technology Center     }
 Citymark Tower                  }                   8.90                35,893          6/1/02
 Hacienda West                   }
 1255 23rd Street                }
 International Square         }
       1850 K Street          }                      7.75                39,626          2/1/03
       1825 Eye Street        }                      8.80                92,760          2/1/03
       1875 Eye Street        }
 1730 Pennsylvania Avenue     }
 International Square Land                           7.55                39,622          2/1/03
 International Square Land                           8.00                 9,911          2/1/03
 Parkway North I                                     7.96                29,250         12/1/03
 Canyon Park Commons                                 9.13                 5,665         12/1/04
 US West                                             7.92                54,374         12/1/05
 Redmond East                                        8.38                27,443          1/1/06
 Century Springs West         }
 Glenridge                    }
 Crestwood                    }                      7.20                20,967          1/1/06
 Lakewood                     }
 Parkwood                     }
 Wateridge Pavilion                                  8.25                 3,494         11/1/06
 Wasatch Corporate Center                            8.15                12,700          1/2/07
 Palomar Oaks                                        8.55                10,119          4/1/09
 Sorenson Research Park                              7.75                 2,648          7/1/11
 995 Benecia Avenue                                  8.50                   921          8/1/11
 Sorenson Research Park                              8.88                 1,655          5/1/17
 1747 Pennsylvania Avenue                            9.50                15,145         7/10/17
 900 19th Street                                     8.25                16,475         7/15/19
                                                     ----             ---------
          Total                                      8.19%            $ 579,883
                                                     ====             =========


UNSECURED INDEBTEDNESS:                         Interest Rate       Outstanding      Maturity
                                                -------------       -----------      --------
Senior Unsecured Notes                                  7.200%      $  150,000       7/01/04
Senior Unsecured Notes                                  6.625%         100,000       3/01/05
Senior Unsecured Notes                                  7.375%         125,000       7/01/07
Senior Unsecured Notes                                  6.875%         100,000       3/01/08
Unsecured Line of Credit - CarrAmerica
    Realty Corporation                           LIBOR + 90 bps        448,000       8/26/01
Unsecured Line of Credit - OmniOffices, Inc.     LIBOR + 90 bps         99,500       8/26/01
                                                                    ----------
                                                                    $1,022,500
                                                                    ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                               September 30, 1998

--------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of September 30, 1998:

                                              Company's          Net                                    %
                                              Effective        Rentable                              of Total
                                               Property          Area         Percent   # of          Square
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings    Footage
--------                                      ---------    ----------------  ---------  ---------    -------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
   International Square                           100.0%       1,014,537          93.4%     3
   1730 Pennsylvania Avenue                       100.0          229,292          99.3      1
   2550 M Street                                  100.0          187,931          97.4      1
   1775 Pennsylvania Avenue (3)                   100.0          143,981          99.1      1
   900 19th Street                                100.0          100,907         100.0      1
   1747 Pennsylvania Avenue                        89.7 (4)      151,864          94.4      1
   1255 23rd Street                                75.0 (5)      305,237          92.5      1
Suburban Washington, D.C.:
   One Rock Spring Plaza (3)                      100.0          205,298         100.0      1
   Tycon Courthouse                               100.0          416,195          99.2      1
   Three Ballston Plaza                           100.0          302,875         100.0      1
   Sunrise Corporate Center                       100.0          260,253         100.0      3
   Parkway One                                    100.0           87,842         100.0      1
Suburban Atlanta:
   Veridian                                       100.0          190,781          85.5     22
   Glenridge                                      100.0           64,052          76.3      1
   Century Springs West                           100.0           94,893          98.0      1
   Holcomb Place                                  100.0           72,823          96.7      1
   DeKalb Tech                                    100.0          163,159          81.2      5
   Midori                                         100.0           99,900         100.0      1
   Crestwood                                      100.0           88,186          92.0      1
   Parkwood                                       100.0          151,296          64.8      1
   Lakewood                                       100.0           80,338          95.3      1
   The Summit                                     100.0          179,085         100.0      1
   Triangle Parkway                               100.0           82,102         100.0      3
   2400 Lake Park                                 100.0          100,491          93.1      1
   680 Engineering Drive                          100.0           62,154         100.0      1
   Embassy Row                                    100.0          465,858          94.7      3
   Waterford Center                               100.0           82,161          85.1      1
   Spalding Ridge                                 100.0          128,233          92.3      1
Boca Raton:
   Peninsula Plaza                                100.0          160,081          92.6      1
   Presidential Circle                            100.0          279,227          84.3      1
                                                              ----------         -----     --

     Southeast Region Subtotal                                 5,951,032          93.9     63        27.3%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                           100.0          139,012         100.0      4
   Harbor Corporate Park                          100.0          148,598          95.4      4
   Plaza PacifiCare                               100.0          104,377         100.0      1
   Katella Corporate Center                       100.0           79,917          97.4      1
   Warner Center                                  100.0          342,866          89.3     12
   South Coast Executive Center                   100.0          161,310          92.9      2
   Warner Premier                                 100.0           61,553         100.0      1
   Westlake Corporate Center                      100.0           72,282          89.1      2
   Von Karman                                     100.0          103,713         100.0      1
   2600 W. Olive                                  100.0          145,474          95.7      1
   Bay Technology Center                          100.0          107,481         100.0      2
   Alton Deere Plaza                              100.0          181,196          99.5      6


                                    CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                 Current Summary of Portfolio Operating Properties
                                                 September 30, 1998
-------------------------------------------------------------------------------------------------------------
                                              Company's          Net                                   %
                                              Effective        Rentable                             of Total
                                               Property          Area         Percent   # of         Square
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Footage
--------                                      ---------    ----------------  ---------  ---------   --------

Southern California,
San Diego:
   Del Mar Corporate Plaza                        100.0%         123,142         100.0%     2
   Wateridge Pavilion                             100.0           62,194         100.0      1
   Lightspan                                      100.0           64,800         100.0      1
   Towne Center Technology Park II                100.0           62,367         100.0      1
   Palomar Oaks Technology Park                   100.0          170,358         100.0      6
   Century Park II                                100.0          198,306         100.0      3
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                   100.0          994,930         100.0      6
   Sunnyvale Research Plaza                       100.0          126,000         100.0      3
   Rio Robles                                     100.0          368,178         100.0      7
   Valley Business Park II                        100.0          166,928         100.0      6
   Bayshore Centre                                100.0          195,249         100.0      2
   Rincon Centre                                  100.0          201,178         100.0      3
   Valley Centre II                               100.0          212,082         100.0      4
   Valley Office Centre                           100.0           68,731          97.2      2
   Valley Centre                                  100.0          102,291         100.0      2
   Valley Business Park I                         100.0           67,784         100.0      2
   3745 North First Street                        100.0           67,582         100.0      1
   3571 North First Street                        100.0          116,000         100.0      1
   Mission Plaza                                  100.0          102,687         100.0      2
   North San Jose Technology Park                 100.0          299,233         100.0      4
   Foster City Technology Center                  100.0           66,869         100.0      2
   150 River Oaks                                 100.0          100,024         100.0      1
   Amador/Rinconada                               100.0          134,611         100.0      3
   Amador III                                     100.0           82,944         100.0      1
   Arroyo Center                                  100.0          104,741         100.0      2
   San Mateo I                                    100.0           70,000         100.0      1
   San Mateo II and III                           100.0          141,404          97.2      2
   900-910 East Hamilton                          100.0          351,811         100.0      2
   Hacienda West                                  100.0          205,724          95.6      2
   Sunnyvale Technology Centre                    100.0          165,520         100.0      5
   Baytech Business Park                          100.0          300,000         100.0      4
   Golden Gateway Commons                         100.0          269,405         100.0      3
   Techmart Commerce Center                       100.0          259,596          98.7      1
   995 Benecia Avenue                             100.0           36,344         100.0      1
   Oakmead West A-C                               100.0          202,655         100.0      3
   Santa Clara Technology Park                    100.0          178,132         100.0      3
Northern California,
Sacramento:
   1860 Howe Avenue                               100.0           98,992          87.6      1
   University Office Park                         100.0          122,288          86.8      2
   Capital Corporate Center                       100.0           94,561          94.5      5
Suburban Portland:
   RadiSys Corporate Headquarters                 100.0           80,525         100.0      1
   RadiSys II                                     100.0           45,655         100.0      1
Suburban Seattle:
   Redmond East                                   100.0          397,948          94.5     10
   Willow Creek                                   100.0           96,179         100.0      1
   Canyon Park Business Center                    100.0          246,565         100.0      6
   Canyon Park Commons                            100.0           95,290         100.0      1
   Willow Creek Corporate Center                  100.0          208,656         100.0      4
   Redmond Hilltop B & C                          100.0           90,880         100.0      2
                                                               ---------         -----    ---

     Pacific Region Subtotal                                   9,665,118          98.5     166        44.3%


                                    CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                 Current Summary of Portfolio Operating Properties
                                                 September 30, 1998
----------------------------------------------------------------------------------------------------------------
                                              Company's          Net                                   %
                                              Effective        Rentable                             of Total
                                               Property          Area         Percent   # of         Square
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Footage
--------                                      ---------    ----------------  ---------  ---------   -------

CENTRAL REGION
Austin, Texas:
   Great Hills Plaza                              100.0%         135,333         100.0%      1
   Balcones Center                                100.0           75,761          77.6       1
   Park North                                     100.0          132,744          93.4       2
   City View Centre                               100.0          136,183         100.0       3
   Riata 4                                        100.0           91,538          93.6       1
   Tower of the Hills                             100.0          166,099          98.1       2
Suburban Chicago:
   Parkway North                                  100.0          507,839          99.9       2
   Unisys                                         100.0          359,633          93.0       2
   The Crossings                                  100.0          296,624          98.7       2
   Bannockburn I & II                             100.0          209,860         100.0       2
   Bannockburn IV                                 100.0          108,469         100.0       1
   Summit Oaks                                    100.0           91,626          92.7       1
Dallas, Texas:
   Greyhound                                      100.0           92,890         100.0       1
   Search Plaza                                   100.0          152,790          95.5       1
   Quorum North                                   100.0          115,845          88.2       1
   Quorum Place                                   100.0          179,303          93.9       1
   Cedar Maple Plaza                              100.0          113,011          96.1       3
   Tollhill East & West                           100.0          241,337          93.0       2
   Two Mission Park                               100.0           77,731          90.8       1
   Citymark                                       100.0          207,397          93.5       1
   5000 Quorum                                    100.0          160,122          87.5       1
                                                              ----------         -----     ---

     Central Region Subtotal                                   3,652,135          95.5      32        16.7%

MOUNTAIN REGION
Southeast Denver:
   Harlequin Plaza                                100.0          329,070         100.0       2
   Quebec Court I & II                            100.0          287,294         100.0       2
   Greenwood Center                               100.0           75,866          97.2       1
   Quebec Center                                  100.0          106,849          90.2       3
   Panorama Corporate Center I                    100.0          100,881         100.0       1
   Panorama II                                    100.0          100,916          96.7       1
Phoenix, Arizona:
   Camelback Lakes                                100.0          199,149          99.8       2
   Pointe Corridor IV                             100.0          178,745          93.6       1
   Highland Park                                  100.0           78,093          76.2       1
   The Grove at Black Canyon                      100.0          104,187          95.2       1
   US West                                        100.0          532,506         100.0       4
Salt Lake City, Utah:
   Sorenson Research Park                         100.0          285,144          98.8       5
   Wasatch Corporate Center                       100.0          178,098         100.0       3
                                                              ----------         -----     ---

     Mountain Region Subtotal                                  2,556,798          97.9      27        11.7%
                                                              ----------         -----     ---       -----

TOTAL CONSOLIDATED PROPERTIES:                                21,825,083                   288       100.0%
                                                              ----------                   ---       -----
WEIGHTED AVERAGE                                                                  96.7%
                                                                                 -----

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                               September 30, 1998

------------------------------------------------------------------------------------------------------------
                                              Company's          Net                                    %
                                              Effective        Rentable                             of Total
                                               Property          Area         Percent   # of         Square
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Footage
--------                                      ---------    ----------------  ---------  ---------   -------

Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
   1717 Pennsylvania Avenue                      50.0%(6)       184,446        100.0%     1
   AARP Headquarters                             24.0 (7)       477,394         99.9      1
   Bond Building                                 15.0 (8)       162,097        100.0      1
   Willard Office/Hotel                           5.0 (9)       242,787         98.9      1

Suburban Washington, D.C.:
   Booz-Allen & Hamilton Building                50.0 (10)      222,989        100.0      1
                                                             ----------        -----      -

TOTAL UNCONSOLIDATED PROPERTIES:                              1,289,713                   5
                                                             ----------                   -
WEIGHTED AVERAGE                                                                99.7%
                                                                               -----

ALL OPERATING PROPERTIES
------------------------
TOTAL:                                                       23,114,796
                                                             ==========
WEIGHTED AVERAGE                                                                96.8%
                                                                               =====


(1)  Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of September 30, 1998.
(3) The Company owns the improvements on the property and has a leasehold interest in all of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds an effective 5% interest in the property by virtue of a 7.85% limited partner interest in a partnership that owns, through a subsidiary, a 63.7% limited partner interest in the property. The partnership in which the Company holds an interest owns the improvements on the property and has a leasehold interest in the underlying land.
(10) The Company holds a 50% joint venture interest, and is the managing venturer.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1998 Acquisition Summary

--------------------------------------------------------------------------------------------------------------------

($ In Millions)
                                                                              %
Region/Market Property                      Month of       Purchase       Currently       # of          Square
                                          Acquisition        Price         Leased      Properties        Feet
---------------------------------------   -------------   ------------   ------------  ------------  --------------
SOUTHEAST REGION
Suburban Atlanta
     Waterford Center                        March         $  8.8           85%            1             82,161
PACIFIC REGION
San Francisco Bay Area
     Hacienda West                          January          30.5           96             2            205,724
     Sunnyvale Technology Center            January          28.1          100             5            165,520
     Golden Gateway Commons                   May            71.7          100             3            269,405
     Techmart Commerce Center                 May            36.0           99             1            259,596
     Santa Clara Technology Park              May            21.7          100             3            178,132
     995 Benecia Avenue                       July            6.4          100             1             36,344

Orange County / Los Angeles
     Alton Deere Plaza                       April           23.7          100             6            181,196

San Diego
     Palomar Oaks Technology Park             July           17.1          100             6            170,358

CENTRAL REGION
Suburban Dallas
     Citymark Tower                         January          22.3           94             1            207,397
     5000 Quorum                             March           17.0           88             1            160,122
                                                           ------        -----            --          ---------
         Total/Weighted Average                            $283.3           97%           30          1,915,955
                                                           ======        =====            ==          =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule
                               September 30, 1998

-----------------------------------------------------------------------------------------------------------------------------

                                                    Current   YTD Avg.   Vacant
Region / Market                       Square Feet  Occupancy  Occupancy   S.F.       1998       1999       2000       2001
---------------                       -----------  ---------  ---------   ----       ----       ----       ----       ----

PACIFIC REGION:
San Francisco Bay Area                  5,758,633    99.7%      98.9%     18,318    163,054     316,778   907,796    721,142
Orange County / Los Angeles             1,647,779    95.6%      95.8%     72,345    138,209     202,459   327,613    160,401
Seattle                                 1,135,518    98.1%      98.1%     21,696    100,065     210,075   130,010     37,644
San Diego                                 681,167   100.0%     100.0%         --     18,787      17,464        --    173,784
Sacramento                                315,841    89.3%      91.9%     33,725    108,460      70,263    14,065     37,459
Portland                                  126,180   100.0%     100.0%         --         --          --        --         --

MOUNTAIN REGION:
Denver                                  1,000,876    98.4%      94.3%     15,990     28,677     104,314    34,979    303,255
Phoenix                                 1,092,680    96.8%      95.7%     35,384     53,887      33,152    57,392     58,203
Salt Lake City                            463,242    99.2%      99.4%      3,525      1,018      55,892        --    110,850

CENTRAL REGION:
Chicago                                 1,574,051    97.7%      96.6%     36,352     86,511     188,130   280,331    239,692
Dallas                                  1,340,426    93.0%      91.5%     93,411    124,018     200,606   259,708    177,095
Austin                                    737,658    95.3%      94.3%     34,702     65,681      19,804    74,102    122,527

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                2,133,749    95.0%      94.4%    106,213     77,117     201,074   126,482     20,964
     Suburban Properties                1,272,463    99.7%      99.7%      3,262     10,157     196,625    89,490    188,936
Atlanta                                 2,105,512    90.7%      90.4%    195,671    164,584     308,837   285,235    356,287
Boca Raton                                439,308    87.3%      90.3%     55,577     24,071      39,555   116,286     84,103
                                       ----------   -----      -----     -------  ---------   --------- ---------  ---------

Totals                                 21,825,083    96.7%      96.1%    726,171  1,164,296   2,165,028 2,703,489  2,792,342
                                       ==========   =====      =====     =======  =========   ========= =========  =========




--------------------------------------------------------------------------------
                                                                         2005
                                                                           &
Region / Market                            2002      2003      2004   Thereafter
---------------                            ----      ----      ----   ----------

PACIFIC REGION:
San Francisco Bay Area                  1,032,554   822,668  368,122   1,408,201
Orange County / Los Angeles               173,155   160,997  129,347     283,253
Seattle                                    21,283   278,163    2,355     334,227
San Diego                                  18,850   180,721   62,367     209,194
Sacramento                                 16,693    34,208      968          --
Portland                                       --        --       --     126,180

MOUNTAIN REGION:
Denver                                    138,712   147,266       --     227,683
Phoenix                                   119,282    44,207   37,037     654,136
Salt Lake City                             81,212   101,056   76,089      33,600

CENTRAL REGION:
Chicago                                   244,334   335,623   16,899     146,179
Dallas                                    145,763   172,054  103,024      64,747
Austin                                    146,634   130,031  108,333      35,844

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                  304,185   211,976  505,515     580,223
     Suburban Properties                  158,880   151,690   93,698     379,725
Atlanta                                   306,768   316,160   72,774      99,196
Boca Raton                                 36,257    57,634    3,662      22,163
                                        --------- --------- ---------  ---------

Totals                                  2,944,562 3,144,454 1,580,190  4,604,551
                                        ========= ========= =========  =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1998 Development Activity By Market

------------------------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)
                                                             Construction                   In Place      Remaining        Total
Property Under Construction @         Square        Start     Completion    Stabilization      Dev.        Costs To      Projected
September 30, 1998                     Feet          Date        Date           Date          Costs        Complete      Investment
---------------------------------    -------        -----     ------------  --------------  ---------    -----------    -----------
San Francisco Bay Area
   Oakmead West D                     51,000         3Q97        3Q98              4Q98       $7,127       $   558       $  7,685
   Oakmead West E                     64,000         3Q97        3Q98              4Q98        8,831           758          9,589
   Oakmead West F                     45,000         3Q97        3Q98              4Q98        6,197           480          6,677
   Oakmead West G                     64,000         3Q97        3Q98              4Q98        8,831           760          9,591
   Clarify Corporate Center A         65,000         1Q98        4Q98              4Q99        7,031         3,831         10,862
   Clarify Corporate Center B         65,000         1Q98        4Q98              4Q99        7,031         3,315         10,346
   Clarify Corporate Center C         65,000         1Q98        4Q98              4Q99        7,031         3,295         10,326
   Clarify Corporate Center D         65,000         1Q98        4Q98              4Q99        7,030         3,296         10,326
   Valley Technology Center 1         66,000         1Q98        4Q98              4Q99        7,130         3,737         10,867
   Valley Technology Center 2         66,000         1Q98        4Q98              4Q99        7,159         3,861         11,020
   Valley Technology Center 3         85,000         1Q98        4Q98              4Q99        8,964         5,314         14,278
   Valley Technology Center 4         66,000         1Q98        4Q98              1Q99        7,457         2,698         10,155
   Valley Technology Center 5         66,000         1Q98        4Q98              1Q99        7,458         2,697         10,155
   Freemont Technology Park A         41,000         3Q98        4Q98              4Q99        4,644         1,009          5,653
   Freemont Technology Park B         44,000         3Q98        4Q98              4Q99        4,644         1,521          6,165
   Freemont Technology Park C         54,000         3Q98        4Q98              2Q99        4,644         2,881          7,525
                                     -------                                                 -------       -------       --------
     San Francisco Bay Area          972,000                                                 111,209        40,011        151,220
Subtotal
Suburban Seattle
   Canyon Park 1                      44,000         2Q98        4Q98              4Q99        4,257         2,016          6,273
   Canyon Park 2                      66,000         2Q98        4Q98              4Q99        5,173         4,218          9,391
   Canyon Park - Lot 20               64,000         2Q98        1Q99              1Q00        3,327         5,271          8,598
   Willow Creek Corporate Center 3    49,000         3Q97        2Q98              4Q98        6,487           731          7,218
   Willow Creek Corporate Center 6    50,000         3Q98        2Q99              2Q00        3,319         5,202          8,521
                                     -------                                                 -------       -------       --------
     Suburban Seattle Subtotal       273,000                                                  22,563        17,438         40,001
San Diego
   Towne Center Technology Park 1     42,000         4Q97        4Q98              4Q99        4,577         1,740          6,317
   Towne Center Technology Park 3     78,000         1Q98        4Q98              4Q99        6,301         4,151         10,452
   La Jolla Spectrum Technology Park  80,000         3Q98        1Q99              1Q00        4,948         7,586         12,534
                                     -------                                                 -------       -------       --------
     San Diego Subtotal              200,000                                                  15,826        13,477         29,303
Orange County/Los Angeles
   Pacific Park Corporate Plaza      122,000         3Q98        1Q99              1Q00        7,148        10,629         17,777
                                     -------                                                 -------       -------       --------
     Orange County/Los Angeles       122,000                                                   7,148        10,629         17,777
Subtotal
Portland
   Sunset Corporate Park A            44,000         2Q98        4Q98              4Q99        1,690         3,389          5,079
   Sunset Corporate Park B            44,000         2Q98        4Q98              4Q99        1,690         3,208          4,898
   Sunset Corporate Park C            44,000         2Q98        4Q98              4Q99        1,689         3,201          4,890
   Rock Creek Corporate Center 1      66,000         3Q98        2Q99              2Q00        1,259         7,534          8,793
   Rock Creek Corporate Center 2      66,000         3Q98        2Q99              2Q00        1,259         7,534          8,793
   Rock Creek Corporate Center 3      11,000         3Q98        2Q99              2Q00          198         1,323          1,521
                                     -------                                                 -------       -------       --------
     Portland Subtotal               275,000                                                   7,785        26,189         33,974
Southeast Denver
   Panorama Corporate Center III     137,000         2Q97        2Q98              2Q99       15,007         5,538         20,545
   Panorama Corporate Center V       138,000         1Q98        1Q99              1Q00        9,905         7,964         17,869
                                     -------                                                 -------       -------       --------
     Southeast Denver Subtotal       275,000                                                  24,912        13,502         38,414
Suburban Salt Lake City
   Wasatch 18                         50,000         4Q97        2Q98              2Q99        4,224         1,238          5,462
   Wasatch 17                         72,000         1Q98        3Q98              3Q99        4,521         3,533          8,054
   Sorenson X                         42,000         2Q98        4Q98              4Q99        1,714         3,196          4,910
                                     -------                                                 -------       -------       --------
     Suburban Salt Lake City         164,000                                                  10,459         7,967         18,426
Subtotal
Suburban Phoenix
   Four Gateway                      137,000         3Q97        2Q98              2Q99       13,279         4,690         17,969
                                     -------                                                 -------       -------       --------
     Suburban Phoenix Subtotal       137,000                                                  13,279         4,690         17,969


-------------------------------------------------------------------
 ($ In Thousands)
                                          Estimated    % Currently
Property Under Construction @            Stabilized     Leased or
September 30, 1998                         Return       Committed
---------------------------------       -----------    -----------
San Francisco Bay Area
   Oakmead West D                            13.6%         100%
   Oakmead West E                            13.6          100
   Oakmead West F                            13.7          100
   Oakmead West G                            13.6          100
   Clarify Corporate Center A                13.3          100
   Clarify Corporate Center B                13.6          100
   Clarify Corporate Center C                13.7          100
   Clarify Corporate Center D                13.8          100
   Valley Technology Center 1                11.2            0
   Valley Technology Center 2                11.1            0
   Valley Technology Center 3                10.9            0
   Valley Technology Center 4                13.3          100
   Valley Technology Center 5                13.3          100
   Freemont Technology Park A                10.9            0
   Freemont Technology Park B                10.8            0
   Freemont Technology Park C                11.3          100
                                             ----          ---
     San Francisco Bay Area                  12.6           69
Subtotal
Suburban Seattle
   Canyon Park 1                             10.5          100
   Canyon Park 2                             10.6          100
   Canyon Park - Lot 20                      10.4            0
   Willow Creek Corporate Center 3           10.6          100
   Willow Creek Corporate Center 6            8.5            0
                                             ----          ---
     Suburban Seattle Subtotal               10.1           58
San Diego
   Towne Center Technology Park 1            10.8          100
   Towne Center Technology Park 3            10.0          100
   La Jolla Spectrum Technology Park          9.6            0
                                             ----          ---
     San Diego Subtotal                      10.0           60
Orange County/Los Angeles
   Pacific Park Corporate Plaza               9.9            0
                                             ----          ---
     Orange County/Los Angeles                9.9            0
Subtotal
Portland
   Sunset Corporate Park A                   10.2            0
   Sunset Corporate Park B                   10.6            0
   Sunset Corporate Park C                   10.6            0
   Rock Creek Corporate Center 1             10.6            0
   Rock Creek Corporate Center 2             10.6            0
   Rock Creek Corporate Center 3              9.9            0
                                             ----          ---
     Portland Subtotal                       10.5            0
Southeast Denver
   Panorama Corporate Center III              9.6          100
   Panorama Corporate Center V               10.6           64
                                             ----          ---
     Southeast Denver Subtotal               10.1           82
Suburban Salt Lake City
   Wasatch 18                                10.6           62
   Wasatch 17                                10.1            0
   Sorenson X                                10.1            0
                                             ----          ---
     Suburban Salt Lake City                 10.2           19
Subtotal
Suburban Phoenix
   Four Gateway                              10.2           17
                                             ----          ---
     Suburban Phoenix Subtotal               10.2           17

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1998 Development Activity By Market

------------------------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)
                                                             Construction                      In Place     Remaining       Total
Property Under Construction @        Square         Start     Completion      Stabilization       Dev.       Costs To      Projected
September 30, 1998                     Feet          Date         Date             Date           Costs      Complete     Investment
-------------------------------    ----------       -----     ------------   --------------    ---------    -----------   ----------

Suburban Austin
   City View Centre                  129,000         1Q97        4Q97              4Q98        $16,553      $   475      $17,028
   Riata Building 2                   62,000         1Q98        1Q99              1Q00          2,762        5,157        7,919
   Riata Building 3                   62,000         1Q98        1Q99              1Q00          2,729        5,300        8,029
   Riata Building 5                   92,000         3Q97        2Q98              4Q98         10,305          767       11,072
   Riata Building 8                   91,000         4Q97        4Q98              4Q98         10,740          197       10,937
   Riata Building 9                   92,000         4Q97        4Q98              4Q99          8,453        2,643       11,096
   Riata Crossing 1-3                266,000         3Q98        3Q99              1Q00          4,899       24,200       29,099
                                   ---------                                                  --------     --------     --------
     Suburban Austin Subtotal        794,000                                                    56,441       38,739       95,180
Suburban Dallas
   The Commons @ Las Colinas I       222,000         2Q98        2Q99              1Q00         12,411       21,888       34,299
   The Commons @ Las Colinas 3       151,000         3Q98        3Q99              1Q00          5,247       22,390       27,637
   Royal Ridge A                     100,000         4Q97        2Q98              2Q99          7,423        2,234        9,657
   Royal Ridge B                     148,000         4Q97        4Q98              2Q99          9,998        4,868       14,866
   Tollway I                         178,000         3Q97        3Q98              2Q99         17,167        9,007       26,174
   Tollway II                        178,000         3Q97        4Q98              4Q99         14,101       11,086       25,187
                                   ---------                                                  --------     --------     --------
     Suburban Dallas Subtotal        977,000                                                    66,347       71,473      137,820
Suburban Chicago
   Six Parkway North                  91,000         4Q97        3Q98              3Q99         12,508        2,121       14,629
   Four Parkway North                162,000         2Q98        2Q99              2Q00          4,674       23,331       28,005
                                   ---------                                                  --------     --------     --------
     Suburban Chicago Subtotal       253,000                                                    17,182       25,452       42,634
Suburban Atlanta
   Embassy Row 500                    76,000         4Q97        3Q98              4Q98         11,858        1,847       13,705
   Embassy Row 100                   115,000         3Q98        3Q99              4Q99          3,809       16,944       20,753
                                   ---------                                                  --------     --------     --------
     Suburban Atlanta Subtotal       191,000                                                    15,667       18,791       34,458
Metropolitan Washington DC
   Reston Crossing East              176,000         4Q97        4Q98              4Q99         15,088        9,622       24,710
   Reston Crossing West              152,000         4Q97        4Q98              4Q99         12,686        7,670       20,356
   1201 F Street                     227,000         3Q98        2Q00              2Q01         19,729       52,099       71,828
                                   ---------                                                  --------     --------     --------
     Metropolitan Washington DC      555,000                                                    47,503       69,391      116,894
Subtotal
Boca Raton
   Peninsula Executive Center 1      101,000         4Q97        4Q98              1Q99         13,357        5,857       19,214
   Peninsula Executive Center 2       87,000         4Q97        4Q98              4Q99         11,998        4,798       16,796
                                   ---------                                                  --------     --------     --------
     Boca Raton Subtotal             188,000                                                    25,355       10,655       36,010
                                   ---------                                                  --------     --------     --------
         Total/Weighted Average    5,376,000                                                  $441,676     $368,404     $810,080
                                   ---------                                                  --------     --------     --------
Less:  Placed In Service            (371,000)                                                  (43,222)          --      (43,222)
                                   ---------                                                  --------     --------     --------
                                   5,005,000                                                  $398,454     $368,404     $766,858
                                   =========                                                  ========     ========     ========

------------------------------------------------------------------------
 ($ In Thousands)
                                         Estimated     % Currently
Property Under Construction @            Stabilized     Leased or
September 30, 1998                        Return        Committed
-------------------------------         -----------    -----------

Suburban Austin
   City View Centre                         11.9%         100%
   Riata Building 2                         10.2            0
   Riata Building 3                         10.0            0
   Riata Building 5                         11.8           95
   Riata Building 8                         12.7          100
   Riata Building 9                         11.5           72
   Riata Crossing 1-3                       10.6          100
                                            ----          ---
     Suburban Austin Subtotal               11.2           81
Suburban Dallas
   The Commons @ Las Colinas I              10.1          100
   The Commons @ Las Colinas 3              10.2          100
   Royal Ridge A                            10.9           55
   Royal Ridge B                            11.9          100
   Tollway I                                10.9           85
   Tollway II                               11.7           14
                                            ----          ---
     Suburban Dallas Subtotal               10.8           77
Suburban Chicago
   Six Parkway North                        11.2           69
   Four Parkway North                       10.5            0
                                            ----          ---
     Suburban Chicago Subtotal              10.8           25
Suburban Atlanta
   Embassy Row 500                          12.1          100
   Embassy Row 100                           9.8          100
                                            ----          ---
     Suburban Atlanta Subtotal              10.7          100
Metropolitan Washington DC
   Reston Crossing East                     14.0          100
   Reston Crossing West                     14.7          100
   1201 F Street                             9.5            0
                                            ----          ---
     Metropolitan Washington DC             11.4           59
Subtotal
Boca Raton
   Peninsula Executive Center 1             11.4          100
   Peninsula Executive Center 2              9.4           52
                                            ----          ---
     Boca Raton Subtotal                    10.5           78
                                            ----          ---
         Total/Weighted Average             11.1%          62%
                                            ----          ---
Less:  Placed In Service

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            1998 Development Activity By Construction Completion Date

------------------------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)
                                                             Construction                      In Place     Remaining        Total
Property Under Construction @        Square        Start     Completion      Stabilization       Dev.       Costs To      Projected
September 30, 1998                     Feet        Date         Date             Date           Costs       Complete      Investment
---------------------------------    ----------    -----     ------------    --------------    ---------   ---------      ----------
   City View Centre                    129,000       1Q97        4Q97              4Q98       $ 16,553      $    475       $ 17,028
                                     ---------                                                --------      --------       --------
     Subtotal 1997                     129,000                                                  16,553           475         17,028

   Willow Creek Corporate Center 3      49,000       3Q97        2Q98              4Q98          6,487           731          7,218
   Panorama Corporate Center III       137,000       2Q97        2Q98              2Q99         15,007         5,538         20,545
   Wasatch 18                           50,000       4Q97        2Q98              2Q99          4,224         1,238          5,462
   Four Gateway                        137,000       3Q97        2Q98              2Q99         13,279         4,690         17,969
   Riata Building 5                     92,000       3Q97        2Q98              4Q98         10,305           767         11,072
   Royal Ridge A                       100,000       4Q97        2Q98              2Q99          7,423         2,234          9,657
   Oakmead West D                       51,000       3Q97        3Q98              4Q98          7,127           558          7,685
   Oakmead West E                       64,000       3Q97        3Q98              4Q98          8,831           758          9,589
   Oakmead West F                       45,000       3Q97        3Q98              4Q98          6,197           480          6,677
   Oakmead West G                       64,000       3Q97        3Q98              4Q98          8,831           760          9,591
   Wasatch 17                           72,000       1Q98        3Q98              3Q99          4,521         3,533          8,054
   Tollway I                           178,000       3Q97        3Q98              2Q99         17,167         9,007         26,174
   Six Parkway North                    91,000       4Q97        3Q98              3Q99         12,508         2,121         14,629
   Embassy Row 500                      76,000       4Q97        3Q98              4Q98         11,858         1,847         13,705
   Clarify Corporate Center A           65,000       1Q98        4Q98              4Q99          7,031         3,831         10,862
   Clarify Corporate Center B           65,000       1Q98        4Q98              4Q99          7,031         3,315         10,346
   Clarify Corporate Center C           65,000       1Q98        4Q98              4Q99          7,031         3,295         10,326
   Clarify Corporate Center D           65,000       1Q98        4Q98              4Q99          7,030         3,296         10,326
   Valley Technology Center 1           66,000       1Q98        4Q98              4Q99          7,130         3,737         10,867
   Valley Technology Center 2           66,000       1Q98        4Q98              4Q99          7,159         3,861         11,020
   Valley Technology Center 3           85,000       1Q98        4Q98              4Q99          8,964         5,314         14,278
   Valley Technology Center 4           66,000       1Q98        4Q98              1Q99          7,457         2,698         10,155
   Valley Technology Center 5           66,000       1Q98        4Q98              1Q99          7,458         2,697         10,155
   Freemont Technology Park A           41,000       3Q98        4Q98              4Q99          4,644         1,009          5,653
   Freemont Technology Park B           44,000       3Q98        4Q98              4Q99          4,644         1,521          6,165
   Freemont Technology Park C           54,000       3Q98        4Q98              2Q99          4,644         2,881          7,525
   Canyon Park 1                        44,000       2Q98        4Q98              4Q99          4,257         2,016          6,273
   Canyon Park 2                        66,000       2Q98        4Q98              4Q99          5,173         4,218          9,391
   Towne Center Technology Park 1       42,000       4Q97        4Q98              4Q99          4,577         1,740          6,317
   Towne Center Technology Park 3       78,000       1Q98        4Q98              4Q99          6,301         4,151         10,452
   Sunset Corporate Park A              44,000       2Q98        4Q98              4Q99          1,690         3,389          5,079
   Sunset Corporate Park B              44,000       2Q98        4Q98              4Q99          1,690         3,208          4,898
   Sunset Corporate Park C              44,000       2Q98        4Q98              4Q99          1,689         3,201          4,890
   Sorenson X                           42,000       2Q98        4Q98              4Q99          1,714         3,196          4,910
   Riata Building 8                     91,000       4Q97        4Q98              4Q98         10,740           197         10,937
   Riata Building 9                     92,000       4Q97        4Q98              4Q99          8,453         2,643         11,096
   Royal Ridge B                       148,000       4Q97        4Q98              2Q99          9,998         4,868         14,866
   Tollway II                          178,000       3Q97        4Q98              4Q99         14,101        11,086         25,187
   Reston Crossing East                176,000       4Q97        4Q98              4Q99         15,088         9,622         24,710
   Reston Crossing West                152,000       4Q97        4Q98              4Q99         12,686         7,670         20,356
   Peninsula Executive Center 1        101,000       4Q97        4Q98              1Q99         13,357         5,857         19,214
   Peninsula Executive Center 2         87,000       4Q97        4Q98              4Q99         11,998         4,798         16,796
                                     ---------                                                 -------      --------       --------
     Subtotal 1998                   3,383,000                                                 337,500       143,577        481,077


-----------------------------------------------------------------
 ($ In Thousands)
                                          Estimated   % Currently
Property Under Construction @          Stabilized      Leased or
September 30, 1998                       Return        Committed
---------------------------------      -----------    -----------

   City View Centre                         11.9%         100%
                                            ----          ---
     Subtotal 1997                          11.9          100

   Willow Creek Corporate Center 3          10.6          100
   Panorama Corporate Center III             9.6          100
   Wasatch 18                               10.6           62
   Four Gateway                             10.2           17
   Riata Building 5                         11.8           95
   Royal Ridge A                            10.9           55
   Oakmead West D                           13.6          100
   Oakmead West E                           13.6          100
   Oakmead West F                           13.7          100
   Oakmead West G                           13.6          100
   Wasatch 17                               10.1            0
   Tollway I                                10.9           85
   Six Parkway North                        11.2           69
   Embassy Row 500                          12.1          100
   Clarify Corporate Center A               13.3          100
   Clarify Corporate Center B               13.6          100
   Clarify Corporate Center C               13.7          100
   Clarify Corporate Center D               13.8          100
   Valley Technology Center 1               11.2            0
   Valley Technology Center 2               11.1            0
   Valley Technology Center 3               10.9            0
   Valley Technology Center 4               13.3          100
   Valley Technology Center 5               13.3          100
   Freemont Technology Park A               10.9            0
   Freemont Technology Park B               10.8            0
   Freemont Technology Park C               11.3          100
   Canyon Park 1                            10.5          100
   Canyon Park 2                            10.6          100
   Towne Center Technology Park 1           10.8          100
   Towne Center Technology Park 3           10.0          100
   Sunset Corporate Park A                  10.2            0
   Sunset Corporate Park B                  10.6            0
   Sunset Corporate Park C                  10.6            0
   Sorenson X                               10.1            0
   Riata Building 8                         12.7          100
   Riata Building 9                         11.5           72
   Royal Ridge B                            11.9          100
   Tollway II                               11.7           14
   Reston Crossing East                     14.0          100
   Reston Crossing West                     14.7          100
   Peninsula Executive Center 1             11.4          100
   Peninsula Executive Center 2              9.4           52
                                            ----          ---
     Subtotal 1998                          11.8           70

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            1998 Development Activity By Construction Completion Date

------------------------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)
                                                        Construction                     In Place      Remaining        Total
Property Under Construction @         Square   Start     Completion    Stabilization       Dev.        Costs To       Projected
September 30, 1998                     Feet     Date        Date            Date           Costs       Complete      Investment
---------------------------------  ---------   -----    ------------   -------------     --------      --------      ----------
   Canyon Park - Lot 20               64,000    2Q98        1Q99              1Q00         $3,327        $5,271         $8,598
   La Jolla Spectrum Technology       80,000    3Q98        1Q99              1Q00          4,948         7,586         12,534
Park
   Pacific Park Corporate Plaza      122,000    3Q98        1Q99              1Q00          7,148        10,629         17,777
   Panorama Corporate Center V       138,000    1Q98        1Q99              1Q00          9,905         7,964         17,869
   Riata Building 2                   62,000    1Q98        1Q99              1Q00          2,762         5,157          7,919
   Riata Building 3                   62,000    1Q98        1Q99              1Q00          2,729         5,300          8,029
   Willow Creek Corporate             50,000    3Q98        2Q99              2Q00          3,319         5,202          8,521
Center 6
   Rock Creek Corporate Center 1      66,000    3Q98        2Q99              2Q00          1,259         7,534          8,793
   Rock Creek Corporate Center 2      66,000    3Q98        2Q99              2Q00          1,259         7,534          8,793
   Rock Creek Corporate Center 3      11,000    3Q98        2Q99              2Q00            198         1,323          1,521
   The Commons @ Las Colinas I       222,000    2Q98        2Q99              2Q00         12,411        21,888         34,299
   Four Parkway North                162,000    2Q98        2Q99              2Q00          4,674        23,331         28,005
   Riata Crossing 1-3                266,000    3Q98        3Q99              1Q00          4,899        24,200         29,099
   The Commons @ Las Colinas 3       151,000    3Q98        3Q99              1Q00          5,247        22,390         27,637
   Embassy Row 100                   115,000    3Q98        3Q99              4Q99          3,809        16,944         20,753
                                   ---------                                              --------     ---------      ---------
     Subtotal 1999                 1,637,000                                               67,894       172,253        240,147

   1201 F Street                     227,000    3Q98        2Q00              2Q01         19,729        52,099         71,828
                                   ---------                                              --------     ---------      ---------
     Subtotal 2000                   227,000                                               19,729        52,099         71,828
                                   ---------                                              --------     ---------      ---------
         Total                     5,376,000                                             $441,676      $368,404       $810,080
                                   ---------                                             ---------     ---------      ---------

Less:  Placed in Service            (371,000)                                             (43,222)           --        (43,222)
                                   ---------                                             --------      --------       --------

                                   5,005,000                                             $398,454      $368,404       $766,858
                                   =========                                             ========      ========       ========

-------------------------------------------------------------------
 ($ In Thousands)
                                       Estimated   % Currently
Property Under Construction @          Stabilized    Leased or
September 30, 1998                       Return      Committed
---------------------------------    -----------   ------------

   Canyon Park - Lot 20                    10.4           0
   La Jolla Spectrum Technology             9.6           0
Park
   Pacific Park Corporate Plaza             9.9           0
   Panorama Corporate Center V             10.6          64
   Riata Building 2                        10.2           0
   Riata Building 3                        10.0           0
   Willow Creek Corporate                   8.5           0
Center 6
   Rock Creek Corporate Center 1           10.6           0
   Rock Creek Corporate Center 2           10.6           0
   Rock Creek Corporate Center 3            9.9           0
   The Commons @ Las Colinas I             10.1         100
   Four Parkway North                      10.5           0
   Riata Crossing 1-3                      10.6         100
   The Commons @ Las Colinas 3             10.2         100
   Embassy Row 100                          9.8         100
                                           ----        ----
     Subtotal 1999                         10.2          52

   1201 F Street                            9.5           0
                                           ----        ----
     Subtotal 2000                          9.5           0
                                           ----        ----
         Total                             11.1%         62%
                                           ====        ====

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                            As of September 30, 1998

------------------------------------------------------------------------------------------------------------------
                                                                                      Owned or Controlled Land
                                                                                    -----------------------------
                                                                                                     Buildable
                                                                                                       Square
Region/Property                                             Market                     Acres          Footage
-------------------------------------------    ----------------------------------   ------------    -------------
Pacific Region:
   CarrAmerica Corporate Center                San Francisco Bay Area                    2              154,000
   Freemont Technology Park D-F                San Francisco Bay Area                   10              152,000
   Sunset Corporate Park D-H                   Suburban Portland                        20              317,000
   LaJolla Spectrum Technology Park            San Diego                                 5               77,000
   Valley Tech Phase II (Formerly Junction     San Francisco Bay Area                    8              111,000
     Avenue A & B)
                                                                                       ---            ---------
     Subtotal                                                                           45              811,000
Mountain Region:
   Panorama Corporate Center IV, VI, VII       Southeast Denver                         21              364,000
   Panorama IX                                 Southeast Denver                          6              120,000
   Panorama X                                  Southeast Denver                          3               50,000
   Dry Creek Corporate Center                  Southeast Denver                         56              824,000
   Four Gateway                                Suburban Phoenix                          3              137,000
   Sorenson Research Park XI                   Suburban Salt Lake City                   6               80,000
   Panorama VIII (Formerly Marriott Tract)     Southeast Denver                          5              128,000
   East Gateway                                Suburban Phoenix                         11              229,000
                                                                                       ---            ---------
     Subtotal                                                                          111            1,932,000
                                                                                       ---            ---------
Central Region:
   Braker Pointe                               Austin, Texas                            22              750,000
   Riata 1, 6, 7                               Austin, Texas                            17              246,000
   Parkway North                               Suburban Chicago                         18              465,000
   Cedar Maple Plaza                           Suburban Dallas                           1               38,000
   Tollway Plaza III                           Suburban Dallas                           4              134,000
   The Commons @ Las Colinas II                Suburban Dallas                           6              178,000
   Riata Crossing 4-6                          Austin, Texas                            18              173,000
   Royal Ridge II                              Suburban Dallas                          25              422,000
                                                                                       ---            ---------
     Subtotal                                                                          111            2,406,000
Southeast Region:
   Peninsula Corporate Center                  Boca Raton                               26              411,000
   Preston Ridge                               Suburban Atlanta                         14               96,000
                                                                                       ---            ---------
     Subtotal                                                                           40              507,000
                                                                                       ---            ---------
         Total                                                                         307            5,656,000
                                                                                       ===            =========


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

--------------------------------------------------------------------------------------------------------------------



(Unaudited and in thousands)

                                                        OmniOffices, Inc.               OmniOffices (UK) Limited
                                                            (Domestic)                     (International) (2)
                                                  September 30,     December 31,     September 30,     December 31,
                                                      1998              1997             1998              1997
                                                      ----              ----             ----              ----
  Assets:
     Current assets                                   63,504          17,235                2,282            --
     Fixed assets and goodwill (net)                 230,184          48,780               38,908            --
                                                     -------          ------               ------           ---
        Total assets                                 293,688          66,015               41,190            --
                                                     =======          ======               ======           ===

  Liabilities and stockholders' equity:
     Total liabilities including Long-Term Debt      152,753          46,096               22,064 (1)        --
     Total stockholders' equity                      140,935          19,919               19,126            --
                                                     -------          ------               ------           ---
        Total liabilities and stockholders' equity   293,688          66,015               41,190            --
                                                     =======          ======               ======           ===

  (1)  Includes a $17.4 million loan from CarrAmerica Realty Corporation.
  (2)  Acquired May 15, 1998

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Condensed Consolidated Statements of EBITDA

-------------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands)

                                                    OmniOffices, Inc.                      OmniOffices (UK) Limited
                                                       (Domestic)                             (International) (1)
                                          Three Months Ended   Nine Months Ended   Three Months Ended   Nine Months Ended
                                             September 30,       September 30,       September 30,        September 30,
                                          ------------------   -----------------   ------------------   -----------------
                                             1998     1997       1998     1997       1998    1997         1998      1997
                                             ----     ----       ----     ----       ----    ----         ----      ----
Revenues:
   Rental income                           $27,970    3,009     57,936    3,009      2,736      --       3,939       --
   Other services and interest income       14,901    1,991     33,497    1,991      1,253      --       1,797       --
                                           -------    -----     ------    -----      -----     ---       -----      ---
       Total operating revenue              42,871    5,000     91,433    5,000      3,989      --       5,736       --

Expenses:
   Operating expenses                       21,638    2,460     44,705    2,460      2,688      --       3,749       --
   G & A selling expense                    13,620    1,662     32,651    1,662        618      --         788       --
                                           -------    -----     ------    -----      -----     ---       -----      ---
       Total expenses                       35,258    4,122     77,356    4,122      3,306      --       4,648       --

EBITDA                                       7,613      878     14,077      878        686      --       1,088       --
                                           =======    =====     ======    =====      =====     ===       =====      ===

(1) Acquired May 15, 1998

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Stabilized Centers

--------------------------------------------------------------------------------------------------

                                               # of                                 Occupancy
                                              Centers              Date             Rate as of
Operator                   Location            Owned             Purchased       September 30, 1998
-----------------------  --------------   -----------------    --------------    ------------------

Omni                        National            28                8/25/97              96.1%

HQ                          New York            10                3/4/98               97.2
HQ                            WDC                6                4/14/98              98.8
HQ                          Boston               6                4/24/98              94.5
HQ                           Marin               1                4/30/98              95.2
HQ                          Chicago             21                5/1/98               96.7
HQ                          Atlanta              5                5/1/98               90.9
HQ                         New Jersey           10                5/1/98               95.7
HQ                         New Jersey/
                          Jacksonville           3                7/1/98               85.6
HQ                         Utah/Nevada           5                7/22/98              80.6
HQ                         Arizona               2                7/31/98              96.7
HQ                         St. Louis             1                8/7/98               86.0
                                               ---                                     ----
  Subtotal - Domestic HQ                        70                                     95.3

HQ                          London               7                5/15/98              92.1
                                               ---                                     ----
  Total                                        105                                     94.9
                                               ===                                     ====